Supplement to
The North Carolina Capital Management Trust:
Cash Portfolio and Term Portfolio
August 29, 2005
Prospectus

Shareholder Meeting. On or about October 28, 2005, a meeting of the shareholders of the North Carolina Capital Management Trust will be held to vote on various proposals. Shareholders of record on August 29, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Capital Management of the Carolinas, L.L.C. (CMC) at 1-800-222-3232 to request a free copy of the proxy statement.

NC-05-01 August 29, 2005
1.710543.109